UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      March 30, 2006
                                                --------------------------------

                  Morgan Stanley Capital I Inc. Trust 2006-NC2
            ---------------------------------------------------------
                         (Exact name of issuing entity)

                          Morgan Stanley Capital I Inc.
            ---------------------------------------------------------
            (Exact name of the depositor as specified in its charter)

                      Morgan Stanley Mortgage Capital Inc.
            ---------------------------------------------------------
               (Exact name of sponsor as specified in its charter)



        Delaware                        333-125593-16            13-3291626
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(State or other jurisdiction             (Commission           (IRS Employer
   of incorporation of                  File Number of     Identification No. of
      depositor)                        Issuing Entity)          depositor)


1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices of depositor)    (Zip Code of depositor)



Depositor's telephone number, including area code      (212) 761-4000
                                                 -------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      Item 8.01 of the Registrant's Current Report on Form 8-K, attaching the Pooling and Servicing Agreement (as defined below), filed on April 14, 2006, is hereby amended and restated in its entirety, because the Pooling and Servicing Agreement attached as an exhibit to such Current Report was not the correct version of such agreement.

       Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley Capital I Inc. Trust 2006-NC2 Mortgage Pass-Through Certificates, Series 2006-NC2. On March 30, 2006, Morgan Stanley Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wells Fargo Bank, National Association, as servicer, NC Capital Corporation, as responsible party, and Deutsche Bank National Trust Company, as trustee, of Morgan Stanley Capital I Inc. Trust 2006-NC2 Mortgage Pass-Through Certificates, Series 2006-NC2 (the "Certificates"). The Class A-1, Class A-2a, Class A-2b, Class A-2c, Class A-2d, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, having an aggregate initial principal amount of $1,375,297,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), pursuant to an Underwriting Agreement dated as of March 27, 2006 by and among the Company and MS&Co.

      The Class X, Class P and Class R Certificates (the "Private Certificates") were sold to MS&Co. on March 30, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans by the Company from Morgan Stanley Mortgage Capital Inc.

      Attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c) Exhibits


Exhibit 4 Pooling and Servicing Agreement, dated as of March 1, 2006, by and among the Company, as depositor, Wells Fargo Bank, National Association, as servicer, NC Capital Corporation, as responsible party, and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 The Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of December 1, 2005, between Morgan Stanley Capital Inc. and NC Capital Corporation (included as part of Exhibit U to Exhibit 4).

Exhibit 10.2 ISDA Master Agreement, dated as of March 30, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit T to Exhibit 4).

Exhibit 10.3 Schedule to the Master Agreement, dated as of March 30, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit T to Exhibit 4).

Exhibit 10.4 Credit Support Annex, dated as of March 30, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit T to Exhibit 4).

Exhibit 10.5 Confirmation, dated as of March 30, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit T to Exhibit 4).

Exhibit 10.6 Guarantee, dated as of March 30, 2006, by Morgan Stanley (included as part of Exhibit T to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 11, 2006                        MORGAN STANLEY CAPITAL I INC.




                                          By:  /s/ Steven Shapiro
                                             -----------------------------------
                                              Name:    Steven Shapiro
                                              Title:   Managing Director

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.                     Description                       Electronic (E)
-----------                     -----------                       --------------

4                               Pooling and Servicing Agreement,            (E)
                                dated as of March 1, 2006, by and
                                among the Company, as depositor,
                                Wells Fargo Bank, National
                                Association, as servicer, NC Capital
                                Corporation, as responsible party,
                                and Deutsche Bank National Trust
                                Company, as trustee.

10.1                            The Third Amended and Restated              (E)
                                Mortgage Loan Purchase and
                                Warranties Agreement, dated as
                                of December 1, 2005, between
                                Morgan Stanley Capital Inc. and
                                NC Capital Corporation (included
                                as part of Exhibit U to Exhibit
                                4).

10.2                            ISDA Master Agreement, dated as             (E)
                                of March 30, 2006, by and
                                between Morgan Stanley Mortgage
                                Capital Inc., the swap provider,
                                and Deutsche Bank National Trust
                                Company, the trustee (included
                                as part of Exhibit T to Exhibit
                                4).

10.2                            Schedule to the Master                      (E)
                                Agreement, dated as of March 30,
                                2006, by and between Morgan
                                Stanley Mortgage Capital Inc.,
                                the swap provider, and Deutsche
                                Bank National Trust Company, the
                                trustee (included as part of
                                Exhibit T to Exhibit 4).

10.4                            Credit Support Annex, dated as              (E)
                                of March 30, 2006, by and
                                between Morgan Stanley Mortgage
                                Capital Inc., the swap provider,
                                and Deutsche Bank National Trust
                                Company, the trustee (included
                                as part of Exhibit T to Exhibit
                                4).

10.5                            Confirmation, dated as of March             (E)
                                30, 2006, by and between Morgan
                                Stanley Mortgage Capital Inc.,
                                the swap provider, and Deutsche
                                Bank National Trust Company, the
                                trustee (included as part of
                                Exhibit T to Exhibit 4).

10.6                            Guarantee, dated as of March 30,            (E)
                                2006, by Morgan Stanley
                                (included as part of Exhibit T
                                to Exhibit 4).